UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): February 28, 2018

TETRA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13455	74-2148293
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24955 Interstate 45 North

The Woodlands, Texas 77380

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 367-1983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

Maritech Asset Purchase and Sale Agreement

On February 28, 2018, TETRA Technologies, Inc. (“TETRA and its indirectly wholly owned subsidiary, Maritech Resources, LLC, a Delaware limited liability company (“Maritech”), entered into an Asset Purchase and Sale Agreement (the “Maritech Asset Purchase Agreement”) with Orinoco Natural Resources, LLC, a Virginia limited liability company (“Orinoco”), providing for the purchase by Orinoco of certain offshore oil, gas and mineral leases and related assets of Maritech (the “Properties,” with the transactions contemplated by the Maritech Asset Purchase Agreement referred to herein as the “Maritech Asset Sale”).

Under the terms of the Maritech Asset Purchase Agreement, the consideration to be paid by Orinoco and its affiliate, Epic Offshore Specialty, LLC, a Delaware limited liability company (“Epic Offshore”), for the Properties, the Maritech Equity Interests (defined below) and the TOS Equity Interests (defined below) shall be (i) the assumption by Orinoco of substantially all of the liabilities and obligations relating to the ownership, operation and condition of the Properties and the provision of certain indemnities provided by Orinoco to TETRA under the Maritech Asset Purchase Agreement, (ii) the assumption by Orinoco of substantially all of the liabilities of Maritech and the provision of certain indemnities by Orinoco under the Maritech Equity Purchase Agreement (defined below), (iii) the assumption by Epic Offshore of substantially all of the liabilities of the TOS Companies (defined below) relating to periods following the closing of the TOS Sale (defined below) and the provision of certain indemnities by Epic Offshore under the TOS Purchase Agreement (defined below), (iv) an amount in cash to be paid at the closing of the TOS Sale equal to the value of the fuel in the vessels owned by the TOS Companies as of the closing of the TOS Sale plus the value (determined to be sixty percent of the amount paid by the TOS Companies therefor) of all usable spare parts and supply inventory of the TOS Companies, (v) a promissory note in the original principal amount of $7,500,000 payable by Epic Offshore to TETRA in full, together with interest at a rate of 1.52% per annum, on December 31, 2019 and (vi) performance by Orinoco under a Bonding Agreement dated February 28, 2018 between TETRA, Orinoco and Epic Offshore (the “Bonding Agreement”) executed in connection with the Maritech Asset Purchase Agreement and the Maritech Equity Purchase Agreement (collectively, the “Transaction Consideration”).

The Maritech Asset Purchase Agreement contains limited representations, warranties and covenants by Maritech.  The Maritech Asset Purchase Agreement also contains limited representations and warranties by Orinoco and certain covenants, including the execution of the Bonding Agreement and the delivery of the performance bonds required under the Bonding Agreement.  The assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Maritech Asset Purchase Agreement.  In addition, these representations and warranties (i) may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may apply materiality standards different from what may be viewed as material to investors and (iii) were made only as of the date of the Maritech Asset Purchase Agreement or as of such other date or dates as may be specified in the Maritech Asset Purchase Agreement.  Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Maritech Asset Purchase Agreement, which subsequent information may or may not be fully reflected in TETRA’s public disclosures.  Investors are urged not to rely on such representations and warranties as characterizations of the actual state of facts or circumstances at this time or any other time.

The Maritech Asset Purchase Agreement contains agreements relating to the parties’ obligations prior to and after the closing of the Maritech Asset Sale. Pursuant to the Maritech Asset Purchase Agreement, Orinoco agrees to indemnify Maritech and its affiliates, including TETRA, for all claims and other liabilities arising from the Properties, whether before or after the closing of the transaction, except to the extent Orinoco is entitled to indemnification for such matter from TETRA for a breach of a representation or warranty, certain proceedings and pre-closing taxes. TETRA’s obligations for a breach of representations and warranties and related indemnification, in some cases, only apply with respect to aggregate liabilities in excess of specified thresholds, are subject to caps and are only effective for specified periods of time.

In connection with the execution of the Maritech Asset Purchase Agreement and the Maritech Equity Purchase Agreement, Orinoco, Epic Offshore and TETRA entered into the Bonding Agreement.  Pursuant to the Bonding Agreement, Orinoco is required to deliver to TETRA at closing non-revocable performance bonds in the aggregate original penal amount of approximately $46.8 million (the “Initial Bonds”) to cover the performance by Orinoco and Maritech of the asset retirement obligations of Maritech with regard to certain properties owned by Maritech under the terms of the applicable leases and rules, regulations and orders of the Bureau of Safety and Environmental Enforcement, the Bureau of Ocean Energy Management and other applicable governmental agencies.  The Bonding Agreement requires Orinoco to replace, within ninety (90) days of the closing, the Initial Bonds with non-revocable performance bonds in the aggregate penal sum of $47,000,000 issued by a surety or sureties acceptable to TETRA, each with a Standard & Poor’s “A” rating or A.M. Best “A”

rating and a Treasury listing greater than the amount of the largest bond written by each such surety (the “Stage 1 Permanent Bonds”).  In the event Orinoco does not timely provide the Stage 1 Permanent Bonds, Orinoco is required to begin making cash payments to TETRA in the amount of $2,000,000 per month as replacement security for a portion of the Initial Bonds. The Bonding Agreement further requires Orinoco to replace, within one hundred eighty (180) days of the closing, the Stage 1 Permanent Bonds with a maximum of three (3) non-revocable performance bonds in the aggregate penal sum of $47,000,000 issued by a surety or sureties acceptable to TETRA, each with a Standard & Poor’s “A” rating or A.M. Best “A” rating and a Treasury listing greater than the amount of the largest bond written by each such surety (the “Stage 2 Permanent Bonds”).  In the event Orinoco does not timely provide the Stage 2 Permanent Bonds, Orinoco is required to begin making cash payments to TETRA in the amount of $1,000,000 per month as replacement security for a portion of the existing bonds. As additional security for the payment obligations under the Bonding Agreement, Thomas M. Clarke and Ana M. Clarke are providing a personal guarantee of up to $47,000,000. Once TETRA has received the Stage 2 Permanent Bonds, the personal guarantees shall be released.  The amount of the bonds shall be reduced as the abandonment obligations are completed in accordance with the Bonding Agreement.

The foregoing summaries of the Maritech Asset Purchase Agreement and Bonding Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the Maritech Asset Purchase Agreement and Bonding Agreement, which will be attached as exhibits to TETRA’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2018.

Maritech Membership Interest Purchase and Sale Agreement

On February 28, 2018, TETRA, its indirectly wholly owned subsidiary, TETRA Applied Technologies, LLC, a Delaware limited liability company (“TETRA Applied”), and Maritech entered into a Membership Interest Purchase and Sale Agreement (the “Maritech Equity Purchase Agreement”) with Orinoco, providing for the purchase by Orinoco of all of the membership interests of Maritech (the “Maritech Equity Interests,” with the transactions contemplated by the Maritech Equity Purchase Agreement referred to herein as the “Maritech Equity Sale”).

The Maritech Equity Purchase Agreement contains limited representations, warranties and covenants by Maritech and TETRA Applied. The Maritech Equity Purchase Agreement also contains limited representations and warranties of Orinoco and certain covenants, including the delivery of the performance bonds required under the Bonding Agreement.  The assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Maritech Equity Purchase Agreement.  In addition, these representations and warranties (i) may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may apply materiality standards different from what may be viewed as material to investors and (iii) were made only as of the date of the Maritech Equity Purchase Agreement or as of such other date or dates as may be specified in the Maritech Equity Purchase Agreement.  Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Maritech Equity Purchase Agreement, which subsequent information may or may not be fully reflected in TETRA’s public disclosures.  Investors are urged not to rely on such representations and warranties as characterizations of the actual state of facts or circumstances at this time or any other time.

The Maritech Equity Purchase Agreement contains agreements relating to the parties’ obligations prior to and after the closing of the Maritech Equity Sale. Pursuant to the Maritech Equity Purchase Agreement, Orinoco agrees to indemnify TETRA Applied and its affiliates, including TETRA, for all claims and other liabilities of Maritech, including those arising from the Properties, whether before or after the closing of the transaction, except to the extent Orinoco is entitled to indemnification for such matter from TETRA for a breach of a representation or warranty, certain proceedings, any incidents of non-compliance issued post-closing that relate to actions or inactions of Maritech prior to the closing and pre-closing taxes. TETRA’s obligations for a breach of representations and warranties and related indemnification, in some cases, only apply with respect to aggregate liabilities in excess of specified thresholds, are subject to caps and are only effective for specified periods of time.

The foregoing summary of the Maritech Equity Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Maritech Equity Purchase Agreement, which will be attached as an exhibit to TETRA’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2018.

TOS Equity Interest Purchase Agreement

On February 28, 2018, TETRA and its indirect subsidiary TETRA Production Testing Holding LLC, a Delaware limited liability company (“TETRA Holding”) entered into an Equity Interest Purchase Agreement (the “TOS Purchase Agreement”) with Epic Offshore, providing for the purchase by Epic Offshore of all of the issued and outstanding shares in TSB Offshore, Inc., a Delaware corporation and wholly owned subsidiary of TETRA (“TSB”), and all of the equity interests of TETRA Applied, which owns all of the equity interests in Epic Diving & Marine Services, LLC, a Delaware limited liability company (“Epic,” and together with TSB and TETRA Applied the “TOS Companies”) (collectively, the “TOS Equity Interests,” with the transactions contemplated by the TOS Purchase Agreement referred to herein as the “TOS Sale”).

The TOS Purchase Agreement contains negotiated representations, warranties and covenants by TETRA, TETRA Applied and Epic Offshore, which are believed to be customary for transactions of this kind.  The assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the TOS Purchase Agreement.  In addition, these representations and warranties (i) may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may apply materiality standards different from what may be viewed as material to investors and (iii) were made only as of the date of the TOS Purchase Agreement or as of such other date or dates as may be specified in the TOS Purchase Agreement.  Moreover, information concerning the subject matter of such representations and warranties may change after the date of the TOS Purchase Agreement, which subsequent information may or may not be fully reflected in TETRA’s public disclosures.  Investors are urged not to rely on such representations and warranties as characterizations of the actual state of facts or circumstances at this time or any other time.

The TOS Purchase Agreement contains agreements relating to the parties’ obligations prior to and after the closing of the TOS Sale. Pursuant to the TOS Purchase Agreement, TETRA and TETRA Holding indemnify Epic Offshore for any breach of representations and warranties as well as any claims arising or accruing prior to the closing.  Epic Offshore indemnifies TETRA and TETRA Holding for any breach of representations and warranties as well as any claims arising or accruing following the closing.  The parties’ obligations for a breach of representations and warranties and related indemnification, in some cases, only apply with respect to aggregate liabilities in excess of specified thresholds, are subject to caps and are only effective for specified periods of time.

The foregoing summary of the TOS Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the TOS Purchase Agreement, which will be attached as an exhibit to TETRA’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2018.

Item 7.01 Regulation FD Disclosure

On March 1, 2018, TETRA issued a press release announcing the execution of the Maritech Asset Purchase Agreement, the Maritech Equity Purchase Agreement and the TOS Purchase Agreement.  A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein solely for the purposes of this Item 7.01 disclosure.

The information furnished in this Item 7.01 and in Exhibit 99.1 to this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated March 1, 2018, issued by TETRA Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

By:	/s/Bass C. Wallace, Jr.
Bass C. Wallace, Jr. Senior Vice President and
General Counsel

Date: March 1, 2018